UNITED STATES SECURITIES AND EXCHANGE COMMISSION

 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 26, 2007

TIENS BIOTECH GROUP (USA), INC.

(Exact name of registrant as specified in its charter)

Delaware	0-49666	75-2926439
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification Number)

No. 6, Yuanquan Road, Wuqing New-Tech Industrial Park, Tianjin, China 301700
(Address of principal executive offices)

Registrant's telephone number, including area code:(86)22-8213-7658

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 Changes in Registrant's Certifying Accountant.

On September 26, 2007, Tiens Biotech Group (USA), Inc. (the “Company”) received notice from its principal independent accountant, Moore Stephens Wurth Frazer & Torbet, LLP (“MSWF&T”), that it was resigning as the Company’s accountant effective immediately.

During the Company’s two most recent fiscal years through the date of MSWF&T’s resignation, there was no disagreement between the Company and MSWF&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of MSWF&T, would have caused MSWF&T to make reference to the subject matter of the disagreement in connection with its report, and MSWF&T did not advise the Company that the internal controls necessary for the Company to develop reliable financial statements did not exist. None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred during the Company’s two most recent fiscal years through the date of MSWF&T’s resignation.

The audit report of MSWF&T on the financial statements of the Company for the past two fiscal years did not contain any adverse opinion or disclaimer of opinion, and such audit report was not qualified or modified as to uncertainty, audit scope or accounting principles. The Company has provided MSWF&T with a copy of this Form 8-K and has requested MSWF&T to furnish it with a letter addressed to the Securities and Exchange Commission stating whether MSWF&T agrees with the statements made by the Company and, if not, stating the respects in which it does not agree. A copy of such letter from MSWF&T is filed hereto as Exhibit 16.1.

On September 26, 2007, the Company engaged Grobstein, Horwath & Company LLP (“GH&C”) to serve as its new principal independent accountant in connection with the review of its third quarter financial statements for the three months ended September 30, 2007 and the audit of its financial statements for the year ended December 31, 2007. The decision to engage GH&C as the Company’s principal independent accountants was approved by the Company’s Audit Committee on September 26, 2007.

During its fiscal years ended December 31, 2006 and 2005 and in the subsequent interim periods prior to the engagement of GH&C, neither the Company nor any person on its behalf consulted with GH&C concerning (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report was provided to the Company or oral advice was provided that GH&C concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

ITEM 8.01 Other Events.

On October 1, 2007, the Company issued a press release reporting the Company’s change in independent accountants. A copy of the press release is furnished hereto as Exhibit 99.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit No.	Description

16.1	Letter of MSWF&T dated September 28, 2007

99.1	Press Release dated October 1, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIENS BIOTECH GROUP (USA), INC.

Date: October 1, 2007	By:	/s/ Jinyuan Li
Name: Jinyuan Li
Title: Chairman, Chief Executive Officer and President

Exhibit No.	Description

16.1	Letter of MSWF&T, dated September 28, 2007

99.1	Press Release dated October 1, 2007.